AMENDED AND RESTATED EMPLOYMENT AGREEMENT


DATE:		November 30, 2012

PARTIES:	Techne Corporation, a						"Company"
		Minnesota corporation
		614 McKinley Place N.E.
		Minneapolis, Minnesota 55413

		Gregory J. Melsen						"Employee"

RECITALS:

	A.	Employee has been employed by the Company in the position of Vice
President of Finance and Chief Financial Officer pursuant to the terms of a written Employment Agreement, as amended and/or restated from time to time
("the Prior Employment Agreement"); and

       B.	The Company and Employee have agreed to several changes with respect to Employee's employment.  At the same time, the Company and Employee desire to continue many of the same terms and conditions in the Prior Employment
Agreement.  Rather than enter into an amendment regarding each changed provision of the Prior Employment Agreement, Employer and Employee desire to amend and restate the Prior Employment Agreement in its entirety in the form of this Amended and Restated Employment Agreement (hereinafter "Agreement"), and include herein all of the changes that have been agreed to.

AGREEMENTS:

                              ARTICLE 1.
                TERM OF EMPLOYMENT:  DUTIES AND SUPERVISION

	1.1)	Parties.  The parties to this Agreement are Gregory J. Melsen
("Employee") and Techne Corporation ("Company"). As used herein, Company refers to Techne Corporation and its subsidiaries including Research and Diagnostic Systems, Inc. ("R&D"), unless specifically provided otherwise.
All of the rights and obligations created by this Agreement may be performed by or enforced by or against the Company or R&D or other appropriate subsidiary.

	1.2)	Term of Employment.  The Company hereby agrees to employ Employee as Chief Executive Officer of the Company on an interim basis, effective
December 1, 2012 and continuing until the date that the Company appoints a full-time Chief Executive Officer (the "Interim CEO End Date"), unless earlier terminated as provided in Article 5 hereof. Such employment is in addition to Employee's continued employment as the Company's Chief Financial Officer and Vice President of Finance through June 30, 2014, unless earlier terminated as provided in Article 5 hereof.


	1.3)	Duties and Supervision.  During the term of this Agreement,
Employee agrees to devote his full time and best efforts to the business and affairs of the Company. Employee shall report to, and at all times shall be subject to the direction of the Company's Board of Directors or its designee.

                          ARTICLE 2.
                         COMPENSATION

	2.1)	Salary.  During the period of December 1, 2012 through the later of (i) June 30, 2013 and (ii) the Interim CEO End Date, the Company will pay Employee as base compensation for services to be rendered hereunder such amount as is commensurate with an annualized salary of $425,000, to be paid bi-weekly or in accordance with the usual payroll practices of the Company.
Each subsequent fiscal year (July 1 - June 30) during the term of Employee's employment by the Company under this Agreement, Employee's annual base salary shall be reviewed and adjusted by Company's Compensation Committee in its sole discretion; provided, that no such adjustment will be effective prior to the Interim CEO End Date; provided, further, that Employee's annual base salary immediately following the later of (i) June 30, 2013 and (ii) the Interim CEO End Date will be mutually determined by Employee and the Company's Compensation Committee and will be no less than $327,500.

	2.2)	Cash Bonus.  On June 30, 2013, the Company will pay Employee a cash bonus of $225,000, by cash, check or wire transfer of immediately available funds, which shall be taxed at the bonus rate. Unless Employee has terminated his employment voluntarily for reasons other than death or disability, the cash bonus is to be paid regardless of Employee's employment status with the Company on June 30, 2013.

       2.3)	Options.  On the date of execution of this Agreement by both parties, the Company shall issue to Employee, pursuant to the Company's 2010 Equity Incentive Plan, incentive stock options to purchase an aggregate of 15,000 shares of the Company's common stock. Except as otherwise provided in the agreement governing the award, the options will have a seven-year term and will vest on the one-year anniversary of the grant date. The exercise price of the options will be equal to the fair market value of the Company's shares on the date the options are granted. If the number of shares vesting for a Participant in any single year exceeds the limit established by Section 422 of the Internal Revenue Code for incentive stock option treatment, the option shall be deemed an incentive stock option to the extent of the number of shares within the limit and a nonqualified stock option to the extent of the number of shares that exceed the limit.

       2.4)	Management Incentive Bonus Plan.  During each fiscal year of the term of Employee's employment, Employee shall be eligible to earn a bonus pursuant to any management incentive plan adopted by the Company's
Compensation Committee from time-to-time. The performance standards for earning such bonus and the bonus amount shall be established annually by the Compensation Committee of the Company and whether the standards have been met shall be determined by the Compensation Committee. Company may, but is not required to, pay some or all of any bonus earned by Employee in the form of stock options. Such options are to be granted after the receipt of the Company's final audit report of the applicable fiscal year and the exercise price is to be based on the market price of the Company's Common Stock at the close of the market on the day they are granted.

	2.5)	Other Employee Compensation and Benefits.  In addition to the compensation and benefits provided to Employee in Sections 2.1 through 2.4 hereof, Employee shall be entitled to participate in other employee compensation and benefit plans from time to time established by the Company and made available generally to all employees to the extent that Employee's age, tenure and title make him eligible to receive those benefits. Employee shall participate in such compensation and benefit plans on an appropriate and comparable basis determined by the Board of Directors by reference to all other employees eligible for participation. With regard to all insured benefits to be provided to Employee, benefits shall be subject to due application by Employee. The Company has no obligation to pay insured benefits directly and such benefits are payable to Employee only by the insurers in accordance with their policies. Employee shall not be reimbursed for unused personal days or sick days upon his termination from employment regardless of the reason, whether voluntary or involuntary.


                              ARTICLE 3.
                      PAYMENT OF CERTAIN EXPENSES

	3.1)	Business Expenses.  In order to enable Employee to better perform the services required of him hereunder, the Company shall pay or reimburse Employee for business expenses in accordance with policies to be determined from time to time by the Board of Directors. Employee agrees to submit documentation of such expenses as may be reasonably required by Company.


                            ARTICLE 4.
         INVENTIONS, PROPRIETARY INFORMATION AND COMPETITION

	4.1)	Prior Agreement.  Neither the execution of this Agreement nor any provision in it shall be interpreted as rescinding or revoking the Employee Agreement With Respect To Inventions, Proprietary Information, and Unfair Competition previously entered into between the Company and Employee as of December 17, 2004 (the "Prior Inventions, Proprietary Information, and Unfair Competition Agreement"). The Company and Employee hereby agree that the terms and conditions of such Prior Inventions, Proprietary Information, and Unfair Competition Agreement shall continue in full force and effect and shall apply to all businesses of the Company, including not only business conducted by the Company but also to business conducted through Techne or any subsidiary or venture of Techne now existing or hereafter created. The termination of this Agreement or Employee's employment shall not terminate Employee's obligations under the Prior Inventions, Proprietary Information, and Unfair Competition Agreement, the terms and conditions of which shall survive termination of this Agreement and termination of Employee's employment for any reason, whether voluntary or involuntary.

                              ARTICLE 5.
                             TERMINATION

	5.1)	Events of Termination.  Employee's employment shall terminate as follows:

       (A)	By mutual written agreement of the parties;

       (B)	Upon death of Employee;

       (C)	Employee may terminate his employment at any time upon
written notice provided to the Board of Directors at least 90 days prior to the effective date of termination;

       (D)	The Company may terminate Employee's employment as follows:

       (i)	Upon written notice provided to Employee at least 90
days prior to the effective date of termination. In the event that Company elects, in its sole discretion to terminate
Employee's employment under this Section 5.1(D)(i) with less than ninety (90) days' notice, Company shall pay Employee an amount equal to the base salary and benefits (but not management incentive bonus) in lieu of giving all or a portion of the notice provided in this Section;

       (ii)	In the event of the merger, sale of the business, or
change in control of the Company, provided that the salary and bonus continuation provisions of Article 6.1 of this Agreement are met;

       (iii)	By written notice to Employee, the Company may
terminate Employee's employment immediately with cause. For purposes of this Agreement, "cause" shall mean material dishonesty or gross misconduct on the part of Employee in the performance of Employee's duties hereunder, serious breach of Company policies or failure on the part of Employee to perform material duties assigned to Employee by the Company's President or Board of Directors; and

       (iv)	Upon the occurrence of physical or mental disability of
Employee to such an extent that Employee is unable to carry on the essential functions of Employee's position, with or without reasonable accommodation, and such inability continues for a period of three months or such other period as may be required by applicable law. Nothing in this Section 5.1(D)(iv) shall limit the right of either Party to terminate Employee's employment under one of the other provisions of this Section 5.1.

	5.2)	Records and Files.  In the event of termination of employment of
Employee, possession of each corporate file and record shall be retained by the Company, and Employee or his heirs, assigns and legal representatives shall have no right whatsoever in any such material, information or property.

                               ARTICLE 6.
                          TERMINATION BENEFITS

	6.1)	Termination Benefits.  During the three-year period beginning upon the execution of this Agreement by both parties, upon termination by the Company of Employee's employment other than for "Cause" or resignation by Employee for "Good Reason" (in each case, as defined below), Employee will be entitled to (i) cash severance compensation equal to 12 months of base salary payable ratably over the subsequent 12-month period, (ii) the pro-rated value of any incentive compensation earned and any unpaid retention cash bonus
(defined above) through the date of such termination or resignation, (iii) the acceleration of vesting of the option granted pursuant to Section 2.3 above, and (iv) the continuation of health care coverage for a period of 12 months, whether through the Company's health care plans or reimbursement of expenses of the Employee to obtain COBRA. Notwithstanding anything in this Agreement to the contrary, if any of the payments described in this Section
6.1 are subject to the requirements of Section 409A of the Internal Revenue
Code of 1986, as amended ("Code Section 409A") and the Company determines that Employee is a "specified employee" as defined in Code Section 409A as of the date of Employee's termination of employment, such payments shall not be paid or commence earlier than the first day of the seventh month following the date of Employee's termination of employment. As a condition to Employee's receipt of such payments, Employee shall be required to execute, return, comply with and not rescind a full and final release of any and all claims in favor of the Company. Such release agreement shall be prepared by the Company.

       (A)	"Cause" shall be defined to include the following concepts:

       (i)	Negligent or willful misconduct by Employee with
respect to the material duties, requirements and responsibilities of his employment;

       (ii)	Negligent or intentional engagement by Employee in any
other conduct that is materially injurious (or would be reasonably likely to be materially injurious) to the reputation or business of the Company, including, but not limited to, professional or personal conduct of Employee which is dishonest, disloyal, or inconsistent with federal and state laws respecting harassment of, or discrimination against, one or more of the Company's employees;
or

       (iii)	Commission by or conviction of Employee of, or a guilty
or nolo contendere plea by Employee with respect to, any crime punishable as a felony.

       (B)	"Good Reason" shall be defined to include the following
concepts:

       (i)	a material change in the status, authority or
employment responsibilities of Employee, excluding any such change related to Employee's relinquishment of the duties of Chief
Executive Officer;

       (i)	the failure by the Company to obtain an assumption of
its obligations under this Agreement by any successor to the Company;

       (i)	a material breach of this Agreement by the Company or
its successor, including but not limited to a material failure by the Company to pay Employee's base salary or the other compensation described in the Amendment;

       (i)	the relocation of Employee's place of employment by
more than fifty (50) miles from Employee's place of employment during the preceding fiscal year.

                               ARTICLE 7.
                             MODIFICATIONS

	7.1	Modifications.  Except as provided in Section 4.1 above, this
Agreement supersedes all prior agreements and understandings between the parties relating to the employment of Employee by the Company and it may not be changed or terminated orally. No modification, termination, or attempted waiver of any of the provisions of this Agreement shall be valid unless in writing signed by the party against whom the same is sought to be enforced. Notwithstanding anything in this Agreement to the contrary, the Company expressly reserves the right to amend this Agreement without Employee's consent to the extent necessary to comply with Code Section 409A, as it may be amended from time to time, and the regulations, notices and other guidance of general applicability issued thereunder.

                               ARTICLE 8.
                     GOVERNING LAW AND SEVERABILITY

	8.1)	Governing Law.  The validity, enforceability, construction and interpretation of this Agreement shall be governed by the laws of the State of Minnesota.

	8.2)	Severability.  If any term of this Agreement is deemed
unenforceable, void, voidable, or illegal, such unenforceable, void, voidable or illegal term shall be deemed severable from all other terms of this Agreement, which shall continue in full force and effect and the Company and Employee expressly acknowledge that a court of competent jurisdiction may, at the Company's request, modify and thereafter enforce any of the terms, conditions, and covenants contained in this Agreement.

                             ARTICLE 9.
                            BINDING EFFECT

	9.1)	Binding Effect.  The breach by the Company of any other agreement or instrument between the Company and Employee shall not excuse or waive Employee's performance under, or compliance with, this Agreement. This
Agreement shall be assignable by the Company and shall be binding upon and inure to the benefit of Company, its successors and assigns. The rights of Employee hereunder are personal and may not be assigned or transferred except as may be agreed to in writing by the Company.

                             ARTICLE 10.
                            ARBITRATION

	10.1)	Arbitration.  Any dispute arising out of or relating to (i) this
Agreement or the alleged breach of it, or the making of this Agreement, including claims of fraud in the inducement, or (ii) Employee's application or candidacy for employment, employment and/or termination of employment with Company including, but not limited to, any and all disputes, claims or controversies relating to discrimination, harassment, retaliation, wrongful discharge, and any and all other claims of any type under any federal or state constitution or any federal, state, or local statutory or common law shall be discussed between the disputing parties in a good faith effort to arrive at a mutual settlement of any such controversy. If, notwithstanding, such dispute cannot be resolved, such dispute shall be settled by binding arbitration. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The arbitrator shall be a retired state or federal judge or an attorney who has practiced securities or business litigation for at least 10 years. If the parties cannot agree on an arbitrator within 20 days, any party may request that the chief judge of the District Court for Hennepin County, Minnesota, select an arbitrator.
Arbitration will be conducted pursuant to the provisions of this Agreement, and the commercial arbitration rules of the American Arbitration Association, unless such rules are inconsistent with the provisions of this Agreement, but without submission of the dispute to such Association. Limited civil discovery shall be permitted for the production of documents and taking of depositions. Unresolved discovery disputes may be brought to the attention of the arbitrator who may dispose of such dispute. The arbitrator shall have the authority to award any remedy or relief that a court of this state could order or grant; provided, however, that punitive or exemplary damages shall not be awarded. The arbitrator may award to the prevailing party, if any, as determined by the arbitrator, all of its costs and fees, including the arbitrator's fees, administrative fees, travel expenses, out-of-pocket expenses and reasonable attorneys' fees. Unless otherwise agreed by the parties, the place of any arbitration proceedings shall be Hennepin County, Minnesota. This agreement to arbitrate does not include worker's compensation claims, claims for unemployment compensation, or any injunctive or other relief to which the Company may be entitled in accordance with the Prior Inventions, Proprietary Information, and Unfair Competition Agreement referred to in Section 4.1 herein.


	IN WITNESS WHEREOF, the parties have executed this Agreement and caused it to be dated as of the day and year first above written.

TECHNE CORPORATION



                                    By      /s/ Randolph C. Steer
                                    ------------------------------
                                    Randolph C. Steer, M.D., Ph.D., Chair of
                                    the Executive Compensation Committee

                                     "Company"



                                       /s/ Gregory J. Melsen
                                    -------------------------------
                                     Gregory J. Melsen

                                     "Employee"